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                                                                    EXHIBIT 10.6


NEITHER THE WARRANT REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE WARRANT REPRESENTED BY THIS CERTIFICATE OR OF THE STOCK ISSUABLE UPON EXERCISE THEREOF SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) THE HOLDER OF THE SECURITIES PROPOSED TO BE TRANSFERRED SHALL HAVE DELIVERED TO THE COMPANY EITHER, A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL EXPERIENCED IN SECURITIES MATTERS TO THE EFFECT THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT OR (C) SUCH TRANSFER IS PURSUANT TO RULE 144 OR RULE 144A UNDER THE ACT AND SUCH HOLDER SHALL HAVE DELIVERED TO THE COMPANY A CERTIFICATE SETTING FORTH THE BASIS FOR APPLYING SUCH RULE TO THE PROPOSED TRANSFER.

THIS WARRANT IS NOT TRANSFERABLE BY THE HOLDER EXCEPT IN ACCORDANCE WITH SECTION 8.1.

                                                                   Warrant No. 1


                                     WARRANT

                              CAP ACQUISITION CORP.



               THIS IS TO CERTIFY THAT LUCENT TECHNOLOGIES INC., or registered assigns, is entitled, at any time prior to the Expiration Date (such term, and certain other capitalized terms used herein being hereinafter defined), to purchase from CAP ACQUISITION CORP., a Delaware corporation (the "Company"), ONE HUNDRED FIFTY THOUSAND (150,000) shares of the Common Stock of the Company (subject to adjustment as provided herein), at a purchase price of FIFTY EIGHT AND 83/100 ($58.83) per share (the initial "Exercise Price", subject to adjustment as provided herein), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.      DEFINITIONS

               As used in this Warrant, the following terms have the respective meanings set forth below:

               "Affiliate" of any Person means a Person (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such Person, (b) which beneficially owns or holds more than five percent (5.0%) of the outstanding shares of any class of voting stock of such Person or (c) more than five percent (5.0%) of the outstanding shares of any class of voting stock (or, in the case of a Person which is not a corporation, more than five percent (5.0%) of the equity interest) of which is beneficially owned
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or held by such Person. The term "control" as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

               "Agreed Rate" shall mean 8.50%.

               "Appraised Value" of Common Stock or other securities, evidences of indebtedness or property to be determined hereunder shall mean the value thereof as determined by an investment bank of nationally recognized standing or a "Big 6" accounting firm selected by the Holder and reasonably acceptable to the Company. If the investment bank or accounting firm selected by the Holder is not reasonably acceptable to the Company, and the Company and the Holder cannot agree on a mutually acceptable investment bank or accounting firm, then the Company and the Holder shall each choose one such investment bank or accounting firm and the respective chosen firms shall jointly select a third investment bank or accounting firm, which shall make the determination. The Company and the Holder shall each pay one-half of the costs and fees of each such investment bank or accounting firm, and the decision of the investment bank or accounting firm making such determination of Appraised Value shall be final and binding on the Company and the Holder. In the case of a valuation of the Common Stock, such Appraised Value shall be determined as a pro rata portion of the value of the Company taken as a whole, based on the higher of (A) the value derived from a hypothetical sale of the entire Company as a going concern by a willing seller to a willing buyer (neither acting under any compulsion) and (B) the liquidation value of the entire Company. No discount shall be applied on account of (i) any Common Stock representing a minority interest, (ii) any lack of liquidity of the Common Stock or (iii) any other grounds.

               "Book Value" per share of Common Stock as of a date specified herein shall mean the consolidated book value of the Company and its Subsidiaries as of such date determined in accordance with generally accepted accounting principles divided by the number of shares of Common Stock Outstanding on such date.

               "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

               "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

               "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock of the Company, par value $.001 per share, as constituted on the Original Issue Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of any Common Stock upon any reclassification thereof which is also not preferred as to dividends or liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.5 hereof) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.5 hereof.

               "Company" means CAP Acquisition Corp., a Delaware corporation, and any successor corporation.

               "Company Default" means (a) the breach of any warranty or the inaccuracy at the time when made of any representation made by the Company herein or (b) the failure by the Company to comply with any covenant of the Company contained herein.

               "Consideration Securities" shall have the meaning set forth in
Section 2.2(e) hereof.

               "Continuously Effective", with respect to a specified registration statement, shall mean that it shall not cease to be effective and available for Transfers of Warrant Stock thereunder for longer than either (i) any ten (10) consecutive business days, or (ii) an aggregate of fifteen (15) business days during the period specified in the relevant provision of Section 9 hereof.

               "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

               "Core Business Notes" shall mean the collective reference to (i) the Core Business Note due June 30, 2000 in the outstanding original principal amount of $76,250,000 issued by AT&T Paradyne Corporation ("Paradyne"), a Delaware corporation, to Lucent Technologies Inc. ("Lucent"), a Delaware corporation and (ii) the Interim Core Business Note due December 31, 1997 in the outstanding original principal amount of $7,500,000 issued by Paradyne to Lucent.

               "Current Market Price" shall mean as of any specified date the average of the daily market prices of the security being valued for the ten (10) consecutive Business Days immediately preceding the date which is four Business Days prior to such date (or, the ten (10) consecutive Business Days prior to such date in the case of Section 2.2 (b)) and ending on the date which is four Business Days prior to such date (or, the ten (10) consecutive Business Days prior to such date in the case of Section 2.2 (b)). The "daily market price" for each such Business Day shall be: (i) if the security being valued is then listed on a national securities exchange or is listed on NASDAQ and is designated as a National Market security, the last sale price, regular way, on such day on the principal stock exchange or market system on which such security being valued is then listed or admitted to trading, or, if no such sale takes place on such day, the average of the closing bid and asked prices for the security being valued on such day as reported on such stock exchange or market system or (ii) if the security being valued is not then listed or admitted to trading on any national securities exchange or designated as a National Market security on NASDAQ but is traded over-the-counter, the average of the closing bid and asked prices for the security being valued as reported on NASDAQ or the Electronic Bulletin Board or in the National Daily Quotation Sheets, as applicable.

               "Demand Registration" shall have the meaning set forth in
Section 9.2(a) hereof.

               "Demanding Holder" shall have the meaning set forth in Section 9.2(a) hereof.

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

               "Designated Office" shall have the meaning set forth in Section 11 hereof.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

               "Exercise Notice" shall have the meaning set forth in Section
2.1 hereof.

               "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

               "Exercise Price" shall mean, in respect of a share of Common Stock at any date herein specified, the initial Exercise Price set forth in the preamble of this Warrant as adjusted from time to time pursuant to Section 4 hereof.

               "Expiration Date" shall mean the earlier of (i) the tenth (10th) day after the date on which the Core Business Notes shall have been paid in cash in full (which payment shall have been preceded by 20 days by a written notice to the Holder specifying such Expiration Date and stating that this Warrant will expire unless exercised on or prior to such date) or the Core Business Notes shall have been exchanged by the Holder on a voluntary basis in which the Holder receives debt securities of the issuer of the Core Business Notes having a principal amount not less than the current unpaid principal amount and accrued interest due on the Core Business Notes and maturity dates not less favorable to the Holder than the Core Business Notes, (ii) ten days after the date on which the Holder shall have transferred the Core Business Notes other than to an Affiliate in a transaction in which the Holder receives cash equal to at least 80% of the current unpaid principal amount and accrued interest due on the Core Business Notes (in the event the Core Business Notes shall be so transferred by the Holder, the Holder shall within 15 calendar days inform the Company in writing of such transfer and the consideration received therefor) and (iii) the date on which the Warrant shall be cancelled pursuant to subsection 2.2(d).

               "Fair Value" per share of Common Stock as of any specified date shall mean (A) if the Common Stock is publicly traded on such date, the Current Market Price per share or (B) if the Common Stock is not publicly traded on such date, (1) the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company and set forth in a written notice to the Holder or (2) if any such Holder objects in writing to such price as determined by the Board of Directors within thirty (30) days after receiving notice of same, the Appraised Value per share as of such date. "Fair Value" as used herein with respect to any other securities, evidences of indebtedness or property shall mean (x) if such security is publicly traded on such date, the Current Market Price of much security or (y) the fair market value of any other securities, evidences of indebtedness or property as determined in good faith by the Board of Directors of the Company and set forth in a written notice to the Holder, provided, that, if the securities, evidences of indebtedness or property are being issued or delivered by a Related Party in connection with the transaction, if any such Holder objects in writing to such valuation as determined by the Board of Directors within thirty (30) days after receiving notice of same, the Appraised Value of such securities, evidences of indebtedness or property.

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

               "Holder" shall mean (a) with respect to this Warrant, Lucent Technologies, Inc. and any Subsidiary to which this Warrant has been Transferred pursuant to Section 8.1 and (b) with respect to any shares of Warrant Stock, the Person in whose name such Warrant Stock is registered on the books of the Company maintained for such purpose.

               "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

               "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

               "NASDAQ" shall mean the NASDAQ quotation system, or any successor reporting system.

               "Opinion of Counsel" means a written opinion of counsel experienced in Securities Act, chosen by the Holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

               "Original Issue Date" shall mean the date on which the Original Warrant was issued, as set forth on the cover page of this Warrant.

               "Original Warrant" shall mean the Warrant originally issued by the Company on the Original Issue Date to Lucent Technologies Inc.

               "Other Property" shall have the meaning set forth in Section 4.5 hereof.

               "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any Subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock. "Outstanding", when used with respect to Warrant Stock for the purposes of Section 9 hereof shall have the meaning set forth in Section 9.l(c) hereof.

               "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

               "Piggyback Registration" shall have the meaning set forth in
Section 9.3(a) hereof.

               "Public Securities" shall have the meaning set forth in Section 2.2(e) hereof.

               "Qualifying Business Combination" shall mean (a) a sale of all or substantially all of the assets of the Company in connection with which the holders of Common Stock receive cash, securities or other property, (b) a sale of all the outstanding Common Stock of the Company for cash, securities or other property, (c) a merger or consolidation pursuant to which all of the outstanding Common Stock of the Company prior to such transaction is converted into cash, securities or other property; provided that (i) the purchaser of the assets or Common Stock of the Company in clause (a) or (b) was not a Related Party of the Company prior to such sale, (ii) no corporation or other entity which is a party to or whose securities are being delivered in connection with any merger or consolidation referred to in clause (c) (other than the Company and any Subsidiary of the Company) was a Related Party of the Company prior to such transaction, (iii) the terms of such sale, merger or consolidation were negotiated on an arm's length basis, and (iv) the Company shall have provided the Holder with written notice in accordance with Section 7.1 of the Qualifying Business Combination at least 30 days prior to the anticipated closing date thereof, which notice shall specify the anticipated result under Section 2.2 hereof.

               "Qualifying IPO" shall mean a firmly underwritten public offering of Common Stock of the Company; provided that the Company shall have provided the Holder with written notice in accordance with Section 7.1 of the Qualifying IPO at least 30 days prior to the anticipated closing date thereof, which notice shall specify the anticipated result under Section 2.2 hereof.

               "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

               "Registration Expenses" shall have the meaning set forth in
Section 9.6(a) hereof.

               "Related Party" means, with respect to the Company: (i) any Affiliate of the Company that is not a Subsidiary of the Company, (ii) any officer, director or employee of the Company or any Affiliate of the Company,
(iii) any relative of any person listed in clause (i) or (ii) above or (iv) any Person directly or indirectly controlled by one or more persons listed in clause
(i), (ii) or (iii) above or with respect to which one or more Persons listed in clause (i), (ii) or (iii) above directly or indirectly owns any outstanding capital stock or other equity interests or has any right (whether by way of bonus or royalty arrangements or otherwise) to receive any share of the revenues or profits (excluding the ownership or not more than five percent (5%) of any class of equity securities listed on a national securities exchange or NASDAQ).

               "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 8.2(a) hereof.

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

               "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Selling Holder" shall mean, with respect to a specified registration under Section 9 hereof, the Holder whose Registrable Securities are included in such registration.

               "Share Withholding Option" has the meaning set forth in Section
2.1 hereof.

               "Stock Purchase Rights" shall mean any options, warrants or other securities or rights to subscribe to or exercisable for the purchase of shares of Common Stock or Convertible Securities, whether or not immediately exercisable.

               "Subsequent Issuance" shall mean any sale or issuance by the Company of Common Stock, Convertible Securities or Stock Purchase Rights after the Original Issue Date other than:

                      (i) Any issuance of Warrant Stock upon exercise of the Warrants.

                      (ii) Incentive stock arrangements pursuant to which (x)
               officers, directors or employees of the Company or (y) consultants or advisors of the Company who are not Related Parties of the Company acquire Common Stock, Convertible Securities or Stock Purchase Rights.

                      (iii)Any issuance of Common Stock, Convertible Securities
               or Stock Purchase Rights in an underwritten public offering.

                      (iv) Any issuance of Common Stock, Convertible Securities
               or Stock Purchase Rights as consideration for the acquisition of property of any kind in a good faith transaction from a party which is not directly or indirectly a Related Party.

                      (v) Any issuance subject to adjustment pursuant to Section
               4.1 hereof.

                      (vi) Any other issuance of Common Stock, Convertible
               Securities or Stock Purchase Rights with respect to which the Holder shall have waived application of the provisions of Section 4 below.

               "Subsidiary" means any corporation, partnership, limited liability company, association or entity (a) more than 50% (by number of votes) of the voting power of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries or the Company and one or more Subsidiaries own more than a 50% interest either in the profits or capital of such business entity or (b) whose net earnings, or portions thereof, are consolidated with the net earnings of the Company and are recorded on the books of the Company for financial reporting purposes in accordance with generally accepted accounting principles.

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

               "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof that would constitute a "sale" thereof within the meaning of the Securities Act.

               "Violation" has the meaning set forth in Section 9.7(a) hereof.

               "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to
Section 2.1 hereof, multiplied by (ii) the Exercise Price in effect as of the date of such exercise.

               "Warrants" shall mean the Original Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrant or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

               "Warrant Stock" generally shall mean the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants until such time as such shares of Common Stock have either been (i) Transferred in a public offering pursuant to a registration statement filed under the Securities Act or (ii) Transferred in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act with all transfer restrictions and restrictive legends with respect to such Common Stock being removed in connection with such transaction. "Warrant Stock" for the purposes of Section 9 hereof shall have the meaning set forth in Section 9.1(a) hereof.

2.      EXERCISE OF WARRANT

               2.1 Manner of Optional Exercise. (a) From and after the Original Issue Date and until 5:00 P.M., New York time, on the Expiration Date, the Holder of this Warrant may from time to time exercise this Warrant, on any Business Day, for all but not less than all the shares of Common Stock purchasable hereunder (as determined pursuant to Section 2.3 below). In order to exercise this Warrant, the Holder shall (i) deliver to the Company at the Designated Office a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"), which Exercise Notice shall be irrevocable together with this Warrant and (ii) pay to the Company the Warrant Price (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the "Exercise Date"). Such Exercise Notice shall be in the form of the subscription form appearing at the end of this Warrant as Annex A, duly executed by the Holder or its duly authorized agent or attorney.

               (b) Upon receipt of such Exercise Notice, Warrant and payment, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and, subject to compliance with the provisions of Section 7 of the Co-Sale Agreement among Paradyne Partners, L.P., Lucent Technologies Inc. and the Company dated as of the date hereof,

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

shall be registered in the name of the Holder or such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date.

               (c) Payment of the Warrant Price shall be made at the option of the Holder by one or more of the following methods: (i) by delivery of a certified or official bank check in the amount of such Warrant Price, or (ii) if the Common Stock is publicly traded, by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Value equal to such Warrant Price (the "Share Withholding Option"). In the event of any withholding of Warrant Stock or surrender of Common Stock where the number of shares whose Fair Value is equal to the Warrant Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount determined in accordance with Section 2.4 hereof.

               2.2 Consummation of a Qualifying IPO or a Qualifying Business Combination.

               (a) In the event of a Qualifying IPO at an offering price per share to the public (the "IPO Price") equal to 120% or more of the Exercise Price, this Warrant shall be automatically deemed to have been exercised by the Holder immediately prior to the closing of such Qualifying IPO for the purchase of all shares of Common Stock then issuable under this Warrant pursuant to the Share Withholding Option with each share of Warrant Stock so withheld deemed to have a Fair Value equal to the IPO Price.

               (b) In the event of a Qualifying IPO at an IPO Price equal to less than 120% of the Exercise Price, this Warrant shall remain outstanding in accordance with its terms; provided, that if at any time thereafter, the Current Market Price is greater than 120% of the Exercise Price, then this Warrant may, at the option of the Company, be deemed to have been exercised by the Holder as of the first business day on which such test shall have been met for the purchase of all shares of Common Stock then issuable under this Warrant pursuant to the Share Withholding Option with each share of Common Stock so withheld deemed to have a Fair Value equal to the Current Market Price as of such first business day.

               (c) In the event of a Qualifying Business Combination in which the sole consideration is cash, at a price per share of Common Stock which is equal to at least the Exercise Price, this Warrant shall be automatically deemed to have been exercised by the Holder immediately prior to closing of such Qualifying Business Combination, and the Holder shall receive cash in an amount equal to (A) the difference between (i) the cash price per share paid in the Qualifying Business Combination and
        (ii) the Exercise Price multiplied by (B) the number of shares then issuable under the Warrant. The cash price per share for purposes of subsections 2.2(c), 2.2(d), 2.2(g) and 2.2(h) shall be the highest amount of cash received or receivable per share of Common Stock by any holder of the Common Stock as a result of the Qualifying Business Combination.

               (d) In the event of a Qualifying Business Combination in which the sole consideration is cash, at a price per share of Common Stock which is less than Exercise Price, the Holder shall receive neither cash nor shares of Common Stock in consideration of the Warrant, and the Warrant shall be cancelled upon the closing of such Qualifying Business Combination.

               (e) In the event of a Qualifying Business Combination at a price per share of Common Stock which is equal to at least 120% of the Exercise Price in which the sole consideration is securities which are listed on a national securities exchange or quoted on the NASDAQ National Market or any successor market ("Public Securities"), this Warrant shall be immediately exchanged as of the closing of such Qualifying Business Combination for the securities which are the consideration for the Qualifying Business Combination ("Consideration Securities") with a value equal to (A) the difference between (i) value of the Consideration Securities per share of Common Stock and (ii) the Exercise Price, multiplied by (B) the number of shares then issuable under the Warrant. The price per share of Common Stock for purposes of subsections 2.2(e), 2.2(f)(i), 2.2(g) and 2.2(h)(i) shall be deemed to be the Current Market Price of the Consideration Securities (plus any cash, if applicable) deliverable with respect to each share of Common Stock as of the closing date of the Qualifying Business Combination and such Current Market Price shall be deemed to be the value of the Consideration Securities.

               (f) In the event of a Qualifying Business Combination (i) at a price per share of Common Stock which is less than 120% of the Exercise Price in which the sole consideration is Public Securities or (ii) in which the sole consideration is either securities which are not Public Securities and/or other property, then the Warrant shall be exchanged for a Warrant to purchase any such Consideration Securities and/or any such other property (the "New Warrant"). The New Warrant shall have provisions which are substantially identical to those of the Warrant, except that the New Warrant shall authorize the Holder to purchase the amount of any Consideration Securities and/or any such other property which is calculated by multiplying the amount of any such Consideration Securities and/or any amount of other property exchanged per share of Common Stock ("Exchange Ratio") in the Qualifying Business Combination by the number of shares then issuable under the Warrant. The exercise price of the New Warrant shall be calculated by dividing the Exercise Price by the Exchange Ratio of the Qualifying Business Combination.

               (g) In the event of a Qualifying Business Combination at a price per share of Common Stock equal to 120% or more of the Exercise Price in which consideration is both cash and Public Securities, this Warrant shall be immediately exchanged for cash and Consideration Securities with a combined value equal to (A) the difference between (i) the aggregate price per share (in cash and Public Securities) paid in the Qualifying Business Combination, appropriately adjusted on a per share basis and (ii) the Exercise Price multiplied by (B) the number of shares issuable under the Warrant. The Holder will receive cash and Public Securities under this subsection 2.2(g) in a ratio determined by

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

        dividing the amount of each type of consideration which the holders of the Common Stock receive in the Qualified Business Combination by the total amount of consideration which the holders of the Common Stock receive in the Qualified Business Combination.

               (h) In the event of a Qualifying Business Combination (i) at a price per share of Common Stock which is less than 120% of the Exercise Price in which the consideration is a combination of Public Securities and cash or (ii) in which the consideration is a combination of securities other than Public Securities, cash and/or other property, then the Warrant shall be exchanged for a New Warrant. The New Warrant shall have provisions which are substantially identical to those of the Warrant, except that the New Warrant shall authorize the Holder to purchase the amount of any Consideration Securities and/or amount of other any other property which is calculated by multiplying the Exchange Ratio of the Qualifying Business Combination by the number of shares issuable under the Warrant. The exercise price per amount of any Consideration Securities and/or amount of any other property of the New Warrant shall be calculated by reducing the Exercise Price by the amount of cash per share of Common Stock received by holders of the Common Stock in the Qualifying Business Combination and then dividing the resultant number by the Exchange Ratio of the Qualifying Business Combination; provided that if the cash per share of Common Stock received as part of the consideration equals or exceeds the Exercise Price, then the Holder shall receive the Consideration Securities and/or the amount of any other property which the New Warrant would entitle it to purchase, and shall receive cash in an amount equal to (A) the excess of the cash consideration per share of Common Stock over the Exercise Price (if any) multiplied by (B) the number of shares then issuable under the Warrant and this Warrant shall be deemed fully exercised.

               (i) Whenever the property to be received upon exercise of this Warrant or the Exercise Price shall be adjusted pursuant to this Section
        2.2 (f) or (h), the Company shall, forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and, if applicable, describing the amount and kind of any property for which this Warrant is exercisable, and any related change in the Exercise Price, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with Section 15.2. The Company shall keep at its principal office or at the Designated Office, if different, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective transferee of a Warrant designated by the Holder thereof.

               2.3 Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all Liens (other than any created by actions of the Holder). The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon the Holder.

               2.4 Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share that the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of (i) the Current Market Price of one share of Common Stock on the Exercise Date, if the Common Stock is then publicly traded or (ii) the Book Value per share of Common Stock based on the most recent available consolidated balance sheet of the Company, if the Common Stock is not then publicly traded.

               2.5 Continued Validity and Application. (a) If shares of Warrant Stock are issued upon the exercise of this Warrant, the Holder shall continue, with respect to such shares, to be entitled to all rights and to be subject to all obligations that are applicable to such Holder by the terms of this Warrant after the exercise thereof. The Company shall, at the time of any exercise of this Warrant, upon the request of the Holder, acknowledge in writing, in a form reasonably satisfactory to such Holder, its continuing obligation to afford to such Holder such rights referred to in this Section 2.5; provided, however, that if such Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder all such rights.

3.      [INTENTIONALLY OMITTED]

4.      ANTIDILUTION PROVISIONS

               The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

               4.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                      (i) take a record of the holders of its Common Stock for
               the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

                      (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of such Common Stock, or

                      (iii)combine its outstanding shares of Common Stock into
                a smaller number of shares of such Common Stock,

        then the Exercise Price shall be adjusted to equal the product of the Exercise Price in effect immediately prior to such event multiplied by a fraction the numerator of which is equal to the number of shares of Common Stock Outstanding immediately prior to the adjustment and the denominator of which is equal to the number of shares of Common Stock Outstanding immediately after such adjustment.

               4.2 Issuance of Additional Shares of Common Stock. If at any time the Company shall issue or sell any shares of Common Stock in a Subsequent Issuance for a consideration per share that is less than the Fair Value per share in effect immediately prior to such issuance or sale and such Fair Value is less than the Exercise Price, then, forthwith upon such issuance or sale, the Exercise Price shall be reduced to the price calculated by multiplying the then existing Exercise Price by a fraction, the numerator of which shall be the quotient obtained by dividing (A) the sum of (x) the number of shares of Common Stock Outstanding plus the number of shares of Common Stock issuable pursuant to the exercise of any Stock Purchase Rights or the conversion of Convertible Securities (in each case, immediately prior to such Subsequent Issuance) which fully diluted number shall be multiplied by the Fair Value per share of Common Stock immediately prior to such Subsequent Issuance plus (y) the aggregate consideration (determined in accordance with the provisions of Section 4.6 hereof), if any, received by the Company in connection with such Subsequent Issuance by (B) the total number of shares of Common Stock Outstanding plus the number of shares of Common Stock issuable pursuant to the exercise of any Stock Purchase Rights or the conversion of Convertible Securities (in each case, immediately after such Subsequent Issuance) and the denominator of which shall be the Fair Value per share of Common Stock immediately prior to such Subsequent Issuance.

               The provisions of this Section 4.2 shall not apply to (i) any issuance of Common Stock for which an adjustment is provided for under Section
4.1 or (ii) any issuance or sale of Common Stock pursuant to the exercise of any Stock Purchase Rights or Convertible Securities.

               4.3 Issuances of Stock Purchase Rights and Convertible Securities. (a) In the event that the Company shall at any time issue, sell or grant any Stock Purchase Rights to any Person in a Subsequent Issuance, then, for the purpose of Section 4.2 above, the Company shall be deemed to have issued at that time a number of shares of Common Stock equal to the maximum number of shares of Common Stock that are or may become issuable upon exercise of such Stock Purchase Rights (or upon exercise of any Convertible Securities issuable upon exercise of such Stock Purchase Rights) for a consideration per share equal to (i) the aggregate consideration per share (determined in accordance with the provisions of Section 4.6 hereof) received by the Company in connection with the issuance, sale or grant of such Stock Purchase Rights plus (ii) the minimum amount of such consideration per share receivable by the Company in connection with the exercise of such Stock Purchase Rights (and the exercise of any Convertible Securities issuable upon exercise of such Stock Purchase Rights).

               (b) In the event that the Company shall at any time issue or sell any Convertible Securities to any Person in a Subsequent Issuance, then, for the purposes of Section 4.2 above, the Company shall be deemed to have issued at that time a number of shares of Common Stock equal to the maximum number of shares of Common Stock that are or may become issuable upon the exercise of the conversion or exchange rights associated with such Convertible Securities for a consideration per share equal to (i) the aggregate consideration per share (determined in accordance with the provisions of Section 4.6 hereof) received by the Company in connection with the issuance or sale of such Convertible Securities plus (ii) the minimum amount of such consideration per share receivable by the Company in connection with the exercise of such conversion or exchange rights.

               (c) If, at any time after any adjustment of the Exercise Price shall have been made hereunder as the result of any issuance, sale or grant of any Stock Purchase Rights or Convertible Securities, the maximum number of shares issuable upon exercise of such Stock Purchase Rights or of the rights of conversion or exchange associated with such Convertible Securities shall increase, or the minimum amount of consideration per share receivable in connection with such exercise shall decrease, whether by operation of any antidilution rights pertaining to such Stock Purchase Rights or Convertible Securities, by agreement of the parties or otherwise, the Exercise Price then in effect shall first be readjusted to eliminate the effects of the original issuance, sale or grant of such Stock Purchase Rights or Convertible Securities on such Exercise Price and then readjusted as if such Stock Purchase Rights or Convertible Securities had been issued on the effective date of such increase in number of shares or decrease in consideration, but only if the effect of such two-step readjustment is to reduce the Exercise Price below the Exercise Price in effect immediately prior to such increase or decrease.

               (d) If, at any time after any adjustment of the Exercise Price shall have been made hereunder as the result of any issuance, sale or grant of any Stock Purchase Rights or Convertible Securities, any of such Stock Purchase Rights or the rights of conversion or exchange associated with such Convertible Securities shall expire by their terms or any of such Stock Purchase Rights or Convertible Securities shall be repurchased by the Company or a Subsidiary thereof for a consideration per underlying share of Common Stock not exceeding the amount of such consideration received by the Company in connection with the issuance, sale or grant of such Stock Purchase Rights or Convertible Securities, the Exercise Price then in effect shall forthwith be increased to the Exercise Price that would have been in effect if such expiring Stock Purchase Rights or rights of conversion or exchange or such repurchased Stock Purchase Rights or Convertible Securities had never been issued. Similarly, if at any time after any such adjustment of the Exercise Price shall have been made pursuant to
Section 4.2 (i) any additional consideration is received or becomes receivable by the Company in connection with the issuance or exercise of such Stock Purchase Rights or Convertible Securities or (ii) there is a reduction in the conversion ratio applicable to such Convertible Securities so that fewer shares of Common Stock will be issuable upon the conversion or exchange thereof or there is a decrease in the number of shares of Common Stock issuable upon exercise of such Stock Purchase Rights, the Exercise Price then in effect shall be forthwith readjusted to the Exercise Price that would have been in effect had such changes taken place at the time that such Stock Purchase Rights or Convertible Securities were initially issued, granted or sold. In no event shall any readjustment under this Section 4.3(d) affect the validity of any shares of Warrant Stock issued upon any exercise of this Warrant prior to such readjustment, nor shall any such readjustment have the effect of increasing the Exercise Price above the Exercise Price that would have been in effect if the related Stock Purchase Rights or Convertible Securities had never been issued.

               4.4 Adjustment of Number of Shares Purchasable. Upon any adjustment of the Exercise Price as provided in Section 4.1, 4.2 or 4.3 hereof, the Holder hereof shall thereafter be entitled to purchase upon the exercise of this Warrant, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

               4.5 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the Outstanding Common Stock of the Company other than a change in the par value of the Common Stock or a change in the Common Stock to no par value), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation, other than in any such case pursuant to a Qualifying Business Combination for which Section 2.2 provides a different result and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (i) shares of capital stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (ii) any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of capital stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Holder of this Warrant shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of capital stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In such event, the aggregate Exercise Price otherwise payable for the shares of Common Stock issuable upon exercise of this Warrant shall be allocated among the shares of capital stock and Other Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets in proportion to the respective Fair Values of such shares of capital stock and Other Property. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.5, "capital stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any Warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.5 shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets.

               4.6 Determination of Consideration. For purposes of Sections 4.2,
4.3 and 4.4 hereof, the consideration received and/or receivable by the Company in connection with the issuance, sale, grant or exercise of additional shares of Common Stock, Stock Purchase Rights or Convertible Securities, irrespective of the accounting treatment of such consideration, shall be valued as follows:

                      (1) Cash Payment. In the case of cash, the net amount received by the Company after deduction of any accrued interest or dividends, but including any underwriting commissions or concessions paid or allowed by the Company.

                      (2) Securities or Other Property. In the case of securities or other property, the Fair Value thereof as of the date immediately preceding such issuance, sale, grant or exercise.

                      (3) Allocation Related to Common Stock. In the event shares of Common Stock are issued or sold together with other securities or other assets of the Company for a consideration which covers both, the consideration received (computed as provided in (1) and (2) above) shall be allocable to such shares of Common Stock and other securities or other assets in proportion to their respective Fair Values.

                      (4) Allocation Related to Stock Purchase Rights and Convertible Securities. In case any Stock Purchase Rights or Convertible Securities shall be issued or sold together with other securities or other assets of the Company, together comprising one integral transaction in which no specific consideration is allocated to the Stock Purchase Rights or Convertible Securities, the consideration received shall be allocable to such Stock Purchase Rights or Convertible Securities and other securities or assets in proportion to their respective Fair Values.

                      (5) Dividends in Securities. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in either case in Convertible Securities, such Convertible Securities issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                      (6) Merger Consolidation or Sale of Assets. In case any shares of Common Stock, Stock Purchase Rights or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Value of such portion of the assets and business of the non-surviving corporation attributable to such Common Stock, Stock Purchase Rights or Convertible Securities.

               4.7 Other Dilutive Events. In case any event shall occur as to which the other provisions of this Section 4 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof (including, without limitation, the issuance of securities other than Common Stock which have the right to participate in distributions to the holders of Common Stock, the granting of "phantom stock" rights or "stock appreciation rights" (other than as contemplated in clause (ii) of the definition of Subsequent Issuance) or the repurchase of outstanding shares of Common Stock, Convertible Securities or Stock Purchase Rights for a purchase price exceeding the Fair Value thereof), then, in each such case, the Holder may select an investment banking firm of nationally recognized standing or a "Big 6" accounting firm reasonably acceptable to the Company to make a determination as to the adjustment, if any, required to be made on a basis consistent with the essential intent and principles established herein as a result of such event in order to preserve the purchase rights represented by the Warrants. If the investment bank or accounting firm selected by the Holder is not reasonably acceptable to the Company, and the Company and the Holder cannot agree on a mutually acceptable investment bank or accounting firm, then the Company and the Holder shall each choose one such investment bank or accounting firm and the respective chosen firms shall jointly select a third investment bank or accounting firm, which shall make the determination. The Company and the Holder shall each pay one-half of the costs and fees of each such investment bank or accounting firm, and the decision of the investment bank or accounting firm making such determination shall be final and binding on the Company and the Holder and all affected holders of Warrant Stock. Promptly after receipt of the opinion of such investment bank or accounting firm as to any such required adjustments, the Company shall take any actions necessary to implement same.

               4.8 Other Provisions Applicable to Adjustments Under This Section. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4:

               (a) When Adjustments To Be Made. The adjustments required by this
        Section 4 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

               (b) Record Date. In case the Company shall take a record of the holders of the Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in Common Stock, Convertible Securities or Stock Purchase Rights, then all references in this Section 4 to the date of the issuance or sale of such shares of Common Stock, Convertible Securities or Stock Purchase Rights shall be deemed to be references to such record date.

               (c) Fractional Interests. In computing adjustments under this
        Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

               (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution to which the provisions of
        Section 4.1 would apply, but shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

               (e) Maximum Exercise Price. Except as provided in Section 4.1, at no time shall the Exercise Price per share of Common Stock exceed the amount set forth in the first paragraph of the preamble of this Warrant.

               (f) Certain Limitations. Notwithstanding anything, herein to the contrary, the Company agrees not to enter into any transaction that, by reason of any adjustment under

        Section 4.1, 4.2 or 4.3 above, would cause the Exercise Price to be less than the par value of the Common Stock, if any, unless the Company first reduces the par value of the Common Stock to be less than the Exercise Price that would result from such transaction.

               (g) Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Exercise Price shall be adjusted pursuant to this Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.5) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any related change in the Exercise Price, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with Section
        15.2. The Company shall keep at its principal office or at the Designated Office, if different, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective transferee of a Warrant designated by a Holder thereof.

               (h) Independent Application. Except as otherwise provided herein, all subsections of this Section 4 are intended to operate independently of one another (but without duplication). If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect without duplication.

5.      NO IMPAIRMENT

               The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all Liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. The effectiveness of this Section 5 shall terminate upon the exercise of the Warrant.

6. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

               From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of the Warrant. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all Liens. Before taking any action that would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction over such action.

7.      NOTICE OF CORPORATE ACTIONS, TAKING OF RECORD, TRANSFER BOOKS

               7.1 Notices of Corporate Actions. In the event of: (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities, (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person in which the Company is not the surviving corporation or in which there is any change in, or distribution with respect to the Outstanding Common Stock of the Company, or any transfer or other disposition of all or substantially all the assets of the Company to another Person or (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, (d) any amendment of the Certificate of Incorporation of the Company, (e) any registration or public offering of Common Stock, or (f) any Qualifying Business Combination or Qualifying IPO, the Company shall provide the Holder in accordance with the provisions of Section 15.2 hereof a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount or expected amount and character or expected character of such dividend, distribution or right and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, disposition, dissolution, liquidation or winding-up is to take place, the time or expected time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or Other Property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, disposition, dissolution, liquidation or winding-up and a description in reasonable detail of the transaction as known to such date. Such notice shall be provided to the extent practicable at least thirty (30), but not more than ninety (90) days prior to the date therein specified. After any initial public offering, in the event that the Company at any time sends any other Notice to the holders of its Common Stock, it shall concurrently send a copy of such notice to the Holder.

               7.2 Taking of Record. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of any Section hereof refers to the taking of a record of such holders, unless it abandons the dividend or distribution, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

               7.3 Closing of Transfer Books. The Company shall not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

               7.4 Application. The provisions of this Section 7 shall terminate upon exercise of the Warrant.

8.      TRANSFER RESTRICTIONS

               The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

               8.1 Restrictions on Transfers. This Warrant shall not be Transferred by the Holder to any Person other than a Subsidiary which shall be entitled to the benefits hereof and shall execute an instrument in form reasonably satisfactory to the Company accepting the obligations of the Holder hereunder. If at any time, the Subsidiary shall cease to be a Subsidiary of the Holder, the Subsidiary shall re-transfer the Warrant to the Holder. No shares of Restricted Common Stock issued upon the exercise hereof shall be Transferred other than pursuant to an effective registration statement under the Securities Act or an exemption from the registration provisions thereof. No Transfer of any such shares of Restricted Common Stock other than pursuant to such an effective registration statement shall be valid or effective unless (a) the holder of the securities proposed to be transferred shall have delivered to the Company either a no-action letter from the Commission or an Opinion of Counsel to the effect that such proposed Transfer is exempt from the registration requirements of the Securities Act or (b) such Transfer is being made pursuant to Rule 144 or Rule 144A under the Securities Act and such holder shall have delivered to the Company a certificate setting forth the basis for applying such Rule to the proposed Transfer. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon any such Transfer, other than in a public offering pursuant to an effective registration statement, shall bear the restrictive legend set forth in Section 8.2(a), unless the Holder delivers to the Company an Opinion of Counsel to the effect that such legend is not required for the purposes of compliance with the Securities Act. Holders of the Restricted Common Stock shall not be entitled to Transfer such Restricted Common Stock except in accordance with this Section 8.1.

               8.2 Restrictive Legends. Except as otherwise provided in this
Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) THE HOLDER OF THE SECURITIES PROPOSED TO BE TRANSFERRED SHALL HAVE DELIVERED TO THE COMPANY AN

        OPINION OF COUNSEL EXPERIENCED IN SECURITIES MATTERS TO THE EFFECT THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT OR (C) SUCH TRANSFER IS PURSUANT TO RULE 144 OR RULE 144A UNDER THE ACT AND SUCH HOLDER(S) SHALL HAVE DELIVERED TO THE COMPANY A CERTIFICATE SETTING FORTH THE BASIS FOR APPLYING SUCH RULE TO THE PROPOSED TRANSFER.

               8.3 Termination of Securities Law Restrictions. Notwithstanding the foregoing provisions of this Section 8, the restrictions imposed by Section
8.1 upon the transferability of the Restricted Common Stock and the legend requirements of Section 8.2 shall terminate as to any particular shares of Restricted Common Stock when the Company shall have received from the Holder thereof an Opinion of Counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act.

Wherever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the Holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 8.2(a).

9.      REGISTRATION RIGHTS

               9.1 Certain Definitions. For the purposes of this Section 9:

               (a) "Warrant Stock" shall be deemed to include not only shares of Common Stock already included in the general definition of such term, but also (i) any other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, any shares of Warrant Stock and (ii) any securities issued in exchange for any such Warrant Stock in any merger or reorganization of the Company or other Qualifying Business Combination, but (A) in either such case only so long as such securities have not been registered and Transferred pursuant to the Securities Act or Transferred in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect to such securities are removed in connection with such Transfer and (B) in case of clause (ii), shall be limited for purposes of Section 9 to no greater registration rights than are held, directly or indirectly, immediately after a merger, consolidation or Qualifying Business Combination by Paradyne Partners, L.P., a Delaware limited partnership, and/or its Affiliates (it being understood that if Paradyne Partners, L.P. and/or its Affiliates shall have no such rights, this Section 9 shall terminate upon consummation of such merger or reorganization or other Qualifying Business Combination).

               (b) The Holder shall be deemed to "hold", as of any specified date, the aggregate of (i) the number of shares of Warrant Stock held by the Holder as of such date plus (ii) the number of shares of Warrant Stock issuable upon exercise of the Warrant as of such date.

               (c) The total number of shares of Warrant shock deemed "outstanding" as of a specified date will be equal to (i) the total number of shares of Warrant Stock Outstanding as of such date plus (ii) the number of shares of Warrant Stock issuable upon exercise of the Warrant as of such date.

               (d) "Registrable Securities" shall mean any shares of Warrant Stock issued or issuable upon exercise of Warrants.

               9.2 Demand Registration. (a) In the event that at any time commencing one year after the consummation of an initial public offering of Common Stock by the Company, the Company receives a written request from the Holder (the "Demanding Holder") that the Company file a registration statement under the Securities Act for the sale or other disposition of Registrable Securities (a "Demand Registration"), the Company shall take the actions set forth in this Section 9.2.

               (b) Following receipt of such a request for a Demand Registration, the Company shall:

                      (1) File the requested registration statement with the Commission as promptly as practicable, and shall use the Company's best efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering; and

                      (2) Use the Company's best efforts to keep the such registration statement Continuously Effective for up to 270 days or until such earlier date as of which all Registrable Securities covered by such registration statement shall have been disposed of in the manner described in the registration statement. Notwithstanding the foregoing, if for any reason the effectiveness of a Demand Registration is suspended or postponed as permitted by Subsection (d) below, the foregoing period shall be extended by the aggregate number of days of such suspension or postponement.

               (c) The Company shall not be required to effect a registration of Registrable Securities pursuant to a Demand Registration: (i) on more than one occasion or (ii) at any time within six months after the effective date of any registration statement filed by the Company under the Securities Act for any offering of Common Stock (other than a registration statement on Form S-4 or Form S-8 or any successor forms). For purposes of this Subsection (c), registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holder and such interference is not thereafter eliminated or
(iii) if any condition to closing specified in the underwriting agreement with regard to the absence of a material adverse change in the business, condition, operations or prospects (or items of similar import) of the Company entered into in connection with such registration is not satisfied or waived. If the Company shall have complied with its obligations under this Section 9, a right to demand a registration pursuant to this Section 9.2 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the registration statement and (y) the date as of which such Demand Registration shall have been Continuously Effective for a period of 270 days, provided no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated.

               (d) The Company shall be entitled to postpone for up to 90 days the filing of any Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 9.2, if the Board of Directors of the Company determines, in its good faith reasonable judgment (with the concurrence of the managing underwriter, if any), that such registration and the Transfer of Warrant Stock contemplated thereby would materially interfere with, or require premature disclosure of, any financing, acquisition or reorganization involving the Company or any of its wholly owned subsidiaries and the Company promptly gives the Demanding Holder notice of such determination; provided, however, that the Company shall not have postponed pursuant to this Subsection
(d) the filing of any other Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 9.2 during the 12 month period ended on the date of the relevant request pursuant to Subsection (a) above.

               (e) A registration pursuant to this Section 9.2 shall be on such appropriate registration form of the Commission as shall (i) be selected by the Company and be reasonably acceptable to the Selling Holder and (ii) permit the disposition of the Warrant Stock in accordance with the intended method or methods of disposition specified in the request made pursuant to Subsection (a) above. If any registration pursuant to this Section 9.2 involves an underwritten offering (whether on a "firm", "best efforts or "all reasonable efforts" basis or otherwise), or an agented offering, the Selling Holder shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering; provided, however, that each Person so selected shall be reasonably acceptable to the Company.

               9.3 Piggyback Registration. (a) If at any time the Company proposes to register (including for this purpose a registration effected by the Company for shareholders of the Company other than the Holder) securities under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2 or S-3 (or any replacement or successor forms), the Company shall promptly give the Holder written notice of such registration (a "Piggyback Registration"). Upon the written request of the Holder given within 20 days following the date of such notice, the Company shall cause to be included in such registration statement and use its best efforts to be registered under the Securities Act all the Registrable Securities that the Holder shall have requested to be registered; provided, however, that such right of inclusion shall not apply to any registration statement covering an underwritten offering of convertible debt securities, unless the managing underwriter expressly consents thereto. The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 9.3 without any obligation or liability to the Holder.

               (b) If the managing underwriter shall advise the Company in writing (with a copy to the Selling Holder) that, in its opinion, the amount or type of Registrable Securities requested to be included in such registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and type which the Company is so advised can be sold without such material adverse effect in such offering: First, all securities proposed to be sold by the Company for its own account; second, the Warrant Stock requested to be included in such registration by the Holder pursuant to this Section 9.3, and all other securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section 9.3, pro rata based on the estimated gross proceeds from the sale thereof; and third, all other securities requested to be included in such registration.

               (c) The Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this Section 9.3.

               9.4 Registration Procedures. Whenever required under Section 9.2 or Section 9.3 hereof to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

               (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use the Company's best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to counsel for the Holder copies of all such documents in the form substantially as proposed to be filed with the Commission prior to filing for review and comment by such counsel.

               (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 9.4(f). In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Registrable Securities from registered status.

               (c) Furnish to the Selling Holder of Registrable Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

               (d) Use the Company's best efforts (i) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the managing underwriter (as applicable, or if inapplicable, the Selling Holder), and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Selling Holder and the managing underwriter for such offering in the marketing of the Warrant Stock, including making available the Company's officers, accountants, counsel, premises, books and records for such purpose, but the Company shall not be required to incur any material out-of-pocket expense pursuant to this sentence.

               (f) Promptly notify the Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith (and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered).

               (g) Make generally available to the Company's security holders copies of all periodic reports, proxy statements, and other information referred to in Section 9.9(a) and an earnings statement satisfying the provisions of
Section 11(a) of the Securities Act no later than 90 days following the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Section 9.

               (h) Make available for inspection by the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and underwriter, all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of the Selling Holder and underwriter the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

               (i) Use the Company's best efforts to obtain a so-called "comfort letter" from its independent public accountants, and legal opinions of counsel to the Company addressed to the Selling Holder, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to the Selling Holder. The Company shall furnish to the Selling Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by selling shareholders who receive such comfort letters or opinions.

               (j) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

               (k) Use all reasonable efforts to cause the Registrable Securities covered by such registration statement (i) if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holder of Registrable Securities to consummate the disposition of such Registrable Securities.

               (l) Use the Company's reasonable efforts to provide a CUSIP number for the Common Stock prior to the effective date of the first registration statement including Registrable Securities.

               (m) Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

               9.5 Selling Holder's Obligations. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this
Section 9 with respect to the Registrable Securities of the Selling Holder that such Selling Holder shall:

               (a) Furnish to the Company such information regarding such Selling Holder, the number of Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holders Registrable Securities, and to cooperate with the Company in preparing such registration;

               (b) Agree to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and to execute the underwriting agreement agreed to by such Selling Holder (in the case of a registration under Section 9.2) or the Company (in the case of a registration under Section 9.3).

               9.6 Expenses of Registration. Expenses incurred in connection with registrations under this Section 9 shall be allocated and paid as follows:

               (a) With respect to a Demand Registration, the Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such Demand Registration for the Selling Holder, including all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, and the reasonable fees and disbursements of one firm of counsel for the Selling Holder of Registrable Securities in an amount not to exceed $25,000 (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to Registrable Securities provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 9.2 if the registration is subsequently withdrawn at the request of the Selling Holder (in which case the Selling Holder shall bear such expense), unless the Holder agrees that such withdrawn registration shall constitute the exercise of its one demand registration under Section 9.2 hereof.

               (b) The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to Section 9.3 for the Selling Holder, but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holder of Registrable Securities).

               (c) Any failure of the Company to pay any Registration Expenses as required by this Section 9.6 shall not relieve the Company of its obligations under this Section 9.

                9.7 Indemnification; Contribution. If any Registrable Securities are included in a registration statement under this Section 9:

               (a) To the extent permitted by applicable law, the Company shall indemnify and hold harmless the Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                      (i) Any untrue statement or alleged untrue statement of a
               material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

                      (ii) The omission or alleged omission to state in such
               registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto, a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                      (iii) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law in connection with such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

provided, however, that the indemnification required by this Section 9.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it has solely arisen out of or is based upon a Violation which occurred in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this Section 9.7(a) shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Selling Holder.

               (b) To the extent permitted by applicable law, the Selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, and each Person, if any, who controls the Company within the meaning of the Securities Act, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, to the extent that such losses, claims, damages, liabilities and expenses have solely arisen out of or are based upon a Violation that occurred in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration, provided, however, that (x) the indemnification required by this
Section 9.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 9.7(b) exceed the net proceeds from the applicable offering received by such Selling Holder.

               (c) Promptly after receipt by an indemnified party under this
Section 9.7 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 9.7, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 9.7 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section
9.7. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

               (d) If the indemnification required by this Section 9.7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this
Section 9.7:

                      (i) The indemnifying party, in lieu of indemnifying such
               indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9.7(a) and Section 9.7(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                      (ii) The parties hereto agree that it would not be just
               and equitable if contribution pursuant to this Section 9.7(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 9.7(d)(i) above. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               (e) If indemnification is available under this Section 9.7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 9.7 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 9.7(d) above.

               (f) The indemnification required by this Section 9.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

               (g) The obligations of the Company and the Selling Holder of Registrable Securities under this Section 9.7 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Section 9, and otherwise.

               9.8 Holdback. The Holder entitled pursuant to this Section 9 to have Registrable Securities included in a registration statement prepared pursuant to this Section 9, if so requested by the managing underwriter in connection with an offering of any Registrable Securities, shall not effect any public sale or distribution of shares of Common Stock, Convertible Securities or Stock Purchase Rights (excluding any sale pursuant to Rule 144 or Rule 144A under the Securities Act and any sale as part of such underwritten or agented registration), during the 5-day period prior to, and during the 90-day (or in the case of an initial public offering of the Company's Common Stock, 180-day) period beginning on, the date such registration statement is declared effective under the Securities Act by the Commission, provided that such Holder is timely notified of such effective date in writing by the Company or such managing underwriter.

               9.9 Additional Covenants of the Company. The Company hereby agrees and covenants as follows:

               (a) The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. In addition, promptly upon the request of the Holder, the Company shall provide the Holder with such financial statements, reports and other information as may be required to permit the Holder to Transfer shares of Registrable Securities to Qualified Institutional Investors pursuant to Rule 144A of the Securities Act.

               (b) The Company shall not, directly or indirectly, (x) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or (y) Transfer or agree to Transfer all or substantially all the Company's assets, unless prior to such merger, consolidation, reorganization or asset Transfer, the surviving corporation or the Transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Agreement, limited as provided in Section 9.1(a) and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holder would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

10.     LOSS OR MUTILATION

               Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (it being understood that the written indemnification agreement of or affidavit of loss of Lucent Technologies Inc. shall be a sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

11.     OFFICE OF THE COMPANY

               As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 8545 126 Avenue North, Largo, Florida 33773, Attention: President. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to the registered holder of Warrants at least ten (10) Business Days prior to the effective date of such change.

12.     FINANCIAL AND BUSINESS INFORMATION

               (a) Until the Expiration Date or the Closing of an initial public offering of the Common Stock, whichever first occurs, the Company shall deliver to the Holder one copy of each of the following items:

                      (i) as soon as available, and in any event within
               forty-five (45) days after the end of each of the first three quarters of each fiscal year, unaudited interim consolidated balance sheets of the Company and its Subsidiaries as at the end of such quarter and the related consolidated statements of income, of the

               Company and its Subsidiaries as at the end of and for such quarter, setting forth in each case in comparative form the corresponding figures for and as at the end of the corresponding quarter of the preceding fiscal year, all in reasonable detail and certified by a principal financial officer of the Company, as prepared in accordance with generally accepted accounting principles consistently applied (subject to year end adjustments and the absence of footnotes), and fairly presenting the consolidated financial position and results of operations of the Company and its Subsidiaries for such periods;

                      (ii) within ninety (90) days after the end of each fiscal
               year of the Company, consolidated balance sheets of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income, stockholders' equity and changes in financial position of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the consolidated figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon of independent public accountants of recognized national standing selected by the Company, which report shall state that such consolidated financial statements present fairly the financial position of the Company and its Subsidiaries as at the dates indicated and the results of their operations and changes in their financial position for the periods indicated in conformity with generally accepted accounting principles applied on a basis consistent with prior years (except as otherwise specified in such report) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards or such other similar language as in then in general usage by independent public accountants;

                      (iii) promptly upon their becoming available, copies of
               all financial statements, reports, notices and proxy statements sent or made available by the Company to the holders of any class of its securities generally or by any Subsidiary of the Company to the holders of any class of its securities generally; and

                      (iv) with reasonable promptness, such other information
               relating to the Company and its Subsidiaries as the Holder may, from time to time, reasonably request.

               (b) Until the closing of an initial public offering of the Common Stock, the Holder will keep confidential and not use for any purpose except to evaluate the status of its investment any such information which has not previously been made publicly available.

13.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY

               The Company hereby represents and warrants to the Holder as follows:

               13.1 Organization. As of the Original Issue Date and as of the date of issuance of this Warrant (if different from the Original Issue Date), the Company was a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite power to own its properties and assets and to conduct its business as then conducted, and was duly qualified as a foreign corporation and was in good standing in all other jurisdictions in which such qualification was then required.

               13.2 Capitalization. (a) As of the Original Issue Date, the Company authorized capital stock consisted of: (i) 4,000,000 shares of Common Stock, of which 850,000 shares were issued and outstanding and 150,000 shares were reserved for issuance upon exercise of the Original Warrant, and (ii) 1,000,000 shares of preferred stock, none of which have been issued or reserved. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, free of preemptive rights and have been offered and issued without violation of the Securities Act or any applicable state securities or blue sky law or any preemptive rights of any person. As of the Original Issue Date, all of the issued and outstanding shares of Common Stock of the Company were owned beneficially and of record by Paradyne Partners, L.P.

               (b) As of the Original Issue Date: (i) there were no issued or outstanding Convertible Securities; (ii) there were no issued or outstanding Stock Purchase Rights other than the Warrant and options and other stock based employee incentive awards of a type described in clause (ii) of the definition of Subsequent Issuance set forth herein; (iii) the Company was not a party to any agreement or understanding pursuant to which it is obligated to purchase or redeem any shares of its capital stock or any Convertible Securities or Stock Purchase Rights and was not otherwise under any obligation to repurchase, redeem or otherwise acquire any shares of its capital stock or any Convertible Securities or Stock Purchase Rights; (iv) the Company was not a party to any agreement or understanding pursuant to which it is obligated to register any shares of its capital stock or other securities under the Securities Act or any state securities laws; and (v) to the best knowledge of the Company, no securities holder of the Company was a party to any agreement providing for any call or put option, right of first refusal or offer or other right to acquire or dispose of any shares of the Company's capital stock or any Convertible Securities or Stock Purchase Rights.

               13.3 Valid Issuance of Warrant and Warrant Stock. (a) This Warrant has been duly executed and delivered by the Company, has been duly authorized and validly issued free and clear of all Liens (other than those caused or created by the Holder), is fully paid and non-assessable, and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity.

               (b) The shares of Warrant Stock issuable upon exercise of this Warrant have been duly authorized and reserved for issuance and, when issued in accordance with the terms of this Warrant, will be validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances, equities and claims and without violation of any preemptive rights.

               13.4 Authority. As of the date of issuance of this Warrant, the Company had full legal right, power and authority to issue this Warrant and to perform all its obligations hereunder. The execution, delivery and performance of this Warrant by the Company have all been duly authorized by the Board of Directors of the Company and, where required, the shareholders of the company. As of the date of issuance of this Warrant, no consent, waiver or authorization of, or filing with any other Person (including without limitation, any Governmental Authority) is required in connection with any of the foregoing or the validity or enforceability against the Company of this Warrant;

               13.5 No Conflict. The execution, delivery and performance of this Warrant do not and will not, with or without the passage of time or the giving of notice or both, (i) conflict with or violate any provision of the Company's Certificate of Incorporation, By-laws or Contractual Obligation, (ii) conflict with or violate any Requirement of Law in effect on the date hereof, (iii) result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law in effect on the date hereof or (iv) require any action by or in respect of, or filing with, any governmental body, agency or official as of the date hereof.

13A.    REPRESENTATION OF THE HOLDER

               By its acceptance of this Warrant, the Holder represents and warrants that it understands that the Warrant has not been and any Warrant Stock will not be registered under the Securities Act and each is or will be characterized as "restricted securities" under the federal securities laws, inasmuch as it is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Warrant and the Warrant Stock may be resold without registration under the Securities Act only in certain circumstances. In this connection, the Holder represents and warrants that it is aware of and understands Rule 144 under the Securities Act, as presently in effect. The Holder further represents and warrants that it is acquiring the Warrant and the Warrant Stock solely for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof and that it understands that the Warrant and the Warrant Stock has not been registered under the Securities Act by reason of exemptions therefrom which depend upon, among other things, the bona fide nature of its investment intent as expressed herein and as explicitly acknowledged hereby.

14.     RELATED PARTY TRANSACTIONS

               So long as this Warrant remains outstanding, until the initial public offering of the Company's Common Stock, the Company shall not, nor shall it permit any of its subsidiaries to, enter into any transaction directly or indirectly with or for the benefit of any Related Party other than transactions entered into on a basis no less favorable to the Company as would be obtainable in a comparable arm's length transaction with a Person that is not a Related Party. This Article 14 shall not apply to any issuance by the Company of Common Stock, Convertible Securities or Stock Purchase Rights that is subject to
Article 4, that is for Fair Value or more or that is excluded from the definition of Subsequent Issuance.

15.     MISCELLANEOUS

               15.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

               15.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               (a) if to the Holder of this Warrant or of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

               (b) if to the Company, at its Designated Office, with a copy to TPG Partners, L.P., 201 Main Street, Suite 2420, Fort Worth, Texas 76102, Attention: Richard A. Ekleberry.

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been delivered to Federal Express or another overnight courier service.

               15.3 Indemnification. If the Company fails to make, when due, any payments or deliveries provided for in this Warrant, the Company shall pay to the Holder hereof (a) interest at the Agreed Rate on any amounts due and owing to such Holder and (b) such further amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys, fees and expenses incurred by such Holder in collecting any amounts due hereunder. The Company shall indemnify, save and hold harmless the Holder hereof and the Holders of any Warrant Stock issued upon the exercise hereof from and against any and all reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket litigation expenses incurred in connection with or arising from a Company Default. This indemnification provision shall be in addition to the rights of such Holder to bring an action against the Company for breach of contract based on such Company Default.

               15.4 Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

               15.5 Remedies. Each Holder of Warrants and/or Warrant Stock, in addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

               15.6 Successors and Assigns. Subject to the provisions of Sections 8.1 and 8.2, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of the Holder, and shall be enforceable by such Holder.

               15.7 Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

               15.8 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

               15.9 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

               15.10 GOVERNING LAW; JURISDICTION. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

               IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

                                            CAP ACQUISITION CORP.



                                            By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

[SEAL]

Attest:

By:
      ------------------------------------

      Name:
      Title:


ACKNOWLEDGED AND AGREED TO BY
LUCENT TECHNOLOGIES INC.,
AS HOLDER OF THE FOREGOING WARRANT



By:
      -------------------------------------
      Name:
      Title:

                                     ANNEX A

                                SUBSCRIPTION FORM



                 [To be executed only upon exercise of Warrant]


               The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______________________ shares Common Stock of CAP ACQUISITION CORP. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ______________________ whose address is ____________________________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned. The Holder, by its exercise of the Warrant, makes the representation set forth in Section 13A. of the Warrant in respect of the Warrant Stock as of the date hereof.

                                            -----------------------------------
                                            (Name of Registered Owner)


                                            -----------------------------------
                                            (Signature of Registered Owner)


                                            -----------------------------------
                                            (Street Address)


                                            -----------------------------------
                                            (City)      (State)      (Zip Code)


NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

Dated:  ___________, 19__

                                 GLOBESPAN, INC.
                            CERTIFICATE OF SECRETARY



               The undersigned, Robert McMullan, hereby certifies as follows:

            1. He is the duly elected, qualified and acting Secretary of GlobeSpan, Inc., a Delaware corporation (the "Company").

            2. The following is a true and correct copy of the amendment to the warrant held by Lucent Technologies Inc, dated July 31, 1996:


        WARRANT. The parties agree that the definition of "Expiration Date" set forth in SECTION 1 ("DEFINITIONS") of the Warrant to Purchase Common Stock of CAP Acquisition Corp. (also referred to as Warrant No. 1) entered into on July 31, 1996, by and between CAP Acquisition Corp. and Lucent Technologies Inc. shall be deleted in its entirety and replaced with the following:

        "Expiration Date" shall mean the earlier of (i) June 30, 2001, or (ii) the date on which the Warrant shall be cancelled pursuant to subsection 2.2(d).


            IN WITNESS WHEREOF, the undersigned has executed this Certificate this 27th day of May, 1999.




                                            By: /s/ Robert McMullan
                                                --------------------------------
                                                Robert McMullan, Secretary